Supplement dated February 8, 2007

supplementing the Prospectus

dated May 1, 2006 as supplemented on September 14, 2006

of

Hansberger Institutional Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Special Meeting of Shareholders

On January 30, 2007, the Hansberger Institutional Series (the “Trust”) mailed a proxy statement to shareholders of record (defined below) relating to a Special Meeting of Shareholders (“Special Meeting”) of each series of the Trust (the “Funds”) for the purpose of voting on the following proposals: (i) to elect five trustees to the Board of Trustees of the Trust, and (ii) to approve a new investment advisory agreement between Hansberger Global Investors, Inc. (“HGI”), the Funds’ investment adviser, and the Trust, on behalf of each Fund.

The Trust’s investment advisory agreement will terminate automatically pursuant to a pending change of control of Hansberger Group, Inc., the parent company of HGI. The terms of the proposed advisory agreement are substantially similar to those of the current advisory agreement. Each Fund’s advisory fee rate will not increase and there will not be any changes in the investment advisory services provided to the Funds if the proposed advisory agreement is approved by shareholders.

Shareholders of record as of January 16, 2007 (the “Record Date”) will be eligible to vote at the Special Meeting. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. The Special Meeting is expected to take place on or about February 28, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE